Exhibit 10

Consent of Independent Registered Public Accounting Firm

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to the use of our report dated March 13, 2007, with respect to the statutory-basis financial statements and schedules of Western Reserve Life Assurance Co. of Ohio, included in Pre-Effective Amendment No. 1 to the Registration Statement (Form N-4, No. 333-145461) under the Securities Act of 1933 and related Prospectus and Statement of Additional Information of WRL Freedom Advisor Variable Annuity.

/s/ Ernst & Young LLP

Des Moines, Iowa

October 22, 2007